BlackRock FundsSM

BlackRock Developed Real Estate Index Fund

BlackRock Midcap Index Fund

BlackRock Short-Term Inflation-Protected Securities Index Fund

BlackRock Small/Mid Cap Index Fund

BlackRock Total Stock Market Index Fund

BlackRock Funds III

BlackRock Large Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock Total International ex U.S. Index Fund

BlackRock U.S. Total Bond Index Fund

BlackRock Index Funds, Inc.

BlackRock International Index Fund

BlackRock Small Cap Index Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 17, 2017 to the Investor and Institutional Shares Summary Prospectus of each Fund (each, a “Summary Prospectus”)

Effective May 17, 2017, each Summary Prospectus is amended as follows:

In the section of each Summary Prospectus entitled “Key Facts About [the Fund]—Purchase and Sale of Fund Shares” or “Purchase and Sale of Fund Shares,” as applicable, the Investor A Shares column of the table is deleted in its entirety and replaced with the following:

Investor A Shares
Minimum Initial Investment

$1,000 for all accounts except:

•  $50, if establishing an Automatic Investment Plan (“AIP”).

•  There is no investment minimum for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs).

•  There is no investment minimum for certain fee-based programs.

Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).

In the section of each Summary Prospectus entitled “Key Facts About [the Fund]—Purchase and Sale of Fund Shares” or “Purchase and Sale of Fund Shares,” as applicable, the Institutional Shares column of the table is deleted in its entirety and replaced with the following:

Institutional Shares
Minimum Initial Investment

There is no minimum initial investment for:

•  Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

•  Investors of Financial Intermediaries that: (i) charge such investors a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Fund’s distributor to offer Institutional Shares through a no-load program or investment platform.

$2 million for individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

$1,000 for clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Fund.

Minimum Additional Investment	No subsequent minimum.

Shareholders should retain this Supplement for future reference.

SPRO-INDEX-0517SUP

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